Business Combinations	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combination

Note 4 – Business combination

On October 15, 2021, Popular Equipment Finance, LLC (“PEF”), a newly formed wholly-owned subsidiary of Popular Bank (“PB”), completed the acquisition of certain assets and the assumption of certain liabilities of K2 Capital Group LLC’s (“K2”) equipment leasing and financing business based in Minnesota (the “Acquired Business”). Commercial loans acquired by PEF as part of this transaction consisted of $105 million in commercial direct financing leases and $14 million in working capital lines. Refer to Note 2, Summary of significant accounting policies, for further details.

Specializing in the healthcare industry, the Acquired Business provides a variety of lease products, including operating and finance leases, and also offers private label vendor finance programs to equipment manufacturers and healthcare organizations. The acquisition provides PB with a national equipment leasing platform that complements its existing health care lending business.

The following table presents the fair values of the consideration and major classes of identifiable assets acquired and liabilities assumed by PEF as of October 15, 2021.

	Book value prior to
	purchase accounting	Fair value	As recorded by
(In thousands)	adjustments	adjustments	Popular, Inc.
Cash consideration	$156,628	$-	$156,628
Contingent consideration	-	9,241	9,241
Total consideration	$156,628	$9,241	$165,869
Assets:
Cash and due from banks	$800	$-	$800
Commercial loans	118,907	(3,332)	115,575
Premises and equipment	6,987	2,009	8,996
Accrued income receivable	57	-	57
Other assets	2,822	-	2,822
Other intangible assets	-	2,887	2,887
Total assets	$129,573	$1,564	$131,137
Liabilities:
Other liabilities	14,439	-	14,439
Total liabilities	$14,439	$-	$14,439
Net assets acquired	$115,134	$1,564	$116,698
Goodwill on acquisition			$49,171

The fair values initially assigned to the assets acquired and liabilities assumed are preliminary and are subject to refinement for up to one year after the closing date of the acquisition as new information relative to closing date fair values becomes available. As the Corporation finalizes its analyses, there may continue to be adjustments to the recorded carrying values, and thus the recognized goodwill may increase or decrease.

Following is a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed on the K2 Transaction:

Commercial Loans

In determining the fair value of commercial direct financing leases, the specific terms and conditions of each lease agreement were considered. The fair values for commercial direct financing leases were calculated based on the fair value of the underlying collateral, or from the cash flows expected to be collected discounted at a market rate commensurate with the credit risk profile of the lessee at origination in instances where there was a purchase option at the end of the lease term with a stated guaranteed residual value. Fair values for commercial working capital lines were calculated based on the present value of remaining contractual payments discounted at a market rate commensurate with the credit risk profile of the borrower at origination. These commercial loans were accounted for under ASC Subtopic 310-20. As of October 15, 2021, the gross contractual receivable for commercial loans amounted to $125 million. An allowance for credit losses of $1 million was recognized as of October 15, 2021 with an offset to provision for credit losses, which represents the estimate of contractual cash flows not expected to be collected.

Goodwill

The amount of goodwill is the residual difference between the consideration transferred to K2 and the fair value of the assets acquired, net of the liabilities assumed. The entire amount of goodwill is deductible for income tax purposes pursuant to U.S. Internal Revenue Code (“IRC”) section 197 over a 15-year period.

Contingent consideration

The fair value of the contingent consideration, which relates to approximately $29 million in earnout payments that could be payable to K2 over a three-year period, was calculated based on a Montecarlo Simulation model.

The Corporation believes that given the amount of assets and liabilities assumed and the size of the operations acquired in relation to Popular’s operations, the historical results of K2 are not significant to Popular’s results, and thus no pro forma information is presented.